Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2022 COP ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 COP ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 COP ($)	Dec. 31, 2019 COP ($)
Risk management
Cash and cash equivalents	$ 15,401,058		$ 14,549,906		$ 5,082,308	$ 7,075,758
Other financial assets	$ 2,725,871		$ 2,934,734
USD$ Million
Risk management
Cash and cash equivalents		$ 615		$ 388
Other financial assets		955		408
Trade receivables and payables, net		(392)		423
Loans and borrowings		(16,113)		(15,514)
Other assets and liabilities, net		202		702
Net liability position		$ (14,733)		$ (13,593)